Debt	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Debt
Debt

2014 Credit Agreement

On June 6, 2014, the Company obtained a $725 million credit facility from a group of lenders (the “2014 Credit Facility”) led by Bank of America N.A. as Administrative Agent. The 2014 Credit Facility provides for (i) a revolving credit facility of $400 million (the “2014 Revolving Credit Facility”) and (ii) a $325 million term loan (the “2014 Term Loan Facility”). The 2014 Credit Facility permits the Company to increase the 2014 Revolving Credit Facility commitment and/ or obtain additional term loans in an aggregate of up to $200 million. The 2014 Credit Agreement is secured by all of the assets of the Company, including all of its equity interests in, and loans to, its consolidated subsidiaries. The 2014 Credit Facility was amended in June 2015, primarily to allow for inter-company loans to, and the acquisition of, Canadian-based companies on an unsecured basis, and to modify provisions that would allow for early termination of a "Leverage Increase Period," thereby providing additional flexibility as to the timing of subsequent acquisitions.

2014 Revolving Credit Facility

The 2014 Revolving Credit Facility will become due in June 2019. The Company can borrow, prepay and reborrow principal under the 2014 Revolving Credit Facility from time to time during its term. Advances under the 2014 Revolving Credit Facility can be either LIBOR rate loans or base rate loans. LIBOR rate revolving loans bear interest at a rate per annum equal to the London Interbank Offered Rate (the “LIBOR Rate”) plus a margin ranging from 2.00% to 2.75% based on the ratio of consolidated net indebtedness to adjusted consolidated earnings before interest expense, tax expense and depreciation and amortization expenses (the “Consolidated Leverage Ratio”). Base rate revolving loans bear interest at a fluctuating rate per annum equal to the greatest of (i) the prime rate of interest, or (ii) the Federal Funds Rate plus 0.5% (the “Base Rate”), plus a margin ranging from 1.00% to 1.75% based upon the Consolidated Leverage Ratio.

2014 Term Loan Facility

The 2014 Term Loan Facility expires in June 2021 and requires quarterly payments of approximately$0.81 million that commenced September 30, 2014, with a final payment of all remaining principal and interest due on June 6, 2021. The 2014 Term Loan Facility was issued at an original issue discount of 99.5% of par value and bears interest at either the applicable LIBOR Rate plus 3.25% per annum, or Base Rate plus 2.25% per annum. The LIBOR Rate applicable to both base rate loans and LIBOR rate loans shall in no event be less than 1.00% at any time.

Use of Proceeds
The proceeds of the 2014 Term Loan Facility and advances under the 2014 Revolving Credit Facility were/will be used to (i) refinance existing indebtedness of the Company, (ii) pay fees and expense, (iii) fund acquisitions of additional businesses, (iv) fund working capital needs and (v) to fund permitted distributions. The Company used approximately $290.0 million of the 2014 Term Loan Facility proceeds to pay all amounts outstanding under the 2011 Credit Agreement and to pay the closing costs. In addition, approximately $1.2 million of the 2014 Revolving Credit Facility commitment was utilized in connection with the issuance of letters of credit.

Other

The 2014 Credit Facility provides for sub-facilities under the 2014 Revolving Credit Facility pursuant to which an aggregate amount of up to $100.0 million in letters of credit may be issued, as well as swing line loans of up to $25.0 million outstanding at one time. The issuance of such letters of credit and the making of any swing line loan reduces the amount available under the 2014 Revolving Credit Facility. The Company will pay (i) commitment fees on the unused portion of the 2014 Revolving Credit Facility ranging from 0.45% to 0.60% per annum based on its Consolidated Leverage Ratio, (ii) quarterly letter of credit fees, and (iii) administrative and agency fees.

Debt Issuance Costs

In connection with entering into the 2014 Credit Facility in which the loan syndication consisted of previous members of the syndication under the 2011 Credit Facility who either maintained or increased their position as well as new syndication members, the debt issuance costs associated with the 2011 Credit Facility and the 2014 Credit Facility were classified as either debt modification costs which have been capitalized and will be amortized over the term of the 2014 Credit Facility, or debt extinguishment costs which were recorded as an expense in the accompanying condensed consolidated statement of operations. The Company paid debt issuance costs of $7.3 million in connection with the 2014 Credit Facility (of which $0.2 million was expensed as debt modification and extinguishment costs and $7.1 million is being amortized over the term of the related debt in the 2014 Credit Facility) and recorded additional debt modification and extinguishment costs of $2.1 million to write-off previously capitalized debt issuance costs.

2011 Credit Agreement
On October 27, 2011, the Company entered into a Credit Facility with a group of Lenders led by TD Securities for a $515 million credit facility, with an optional $135 million increase (the “2011 Credit Facility”). The 2011 Credit Facility provided for (i) a revolving line of credit of $290 million which was subsequently increased to $320 million (the "2011 Revolving credit Facility"), and (ii) a $225 million term loan which was subsequently increased to $279 million (the “2011 Term Loan Facility”). The 2011Term Loan Facility was issued at an original issuance discount of 96%. Amounts borrowed under the 2011 Revolving Credit Facility bore interest based on a leverage ratio defined in the credit agreement at either LIBOR plus a margin ranging from 2.5% to3.50%, or base rate plus a margin ranging from 1.50% to 2.50%. Amounts outstanding under the 2011 Term Loan Facility bore interest at LIBOR plus 4.00% with a LIBOR floor of 1.00%, or base rate plus a margin ranging from 1.50% to 2.50%. The 2011 Revolving Credit Facility was set to mature in October 2016, and the 2011 Term Loan Facility required quarterly payments of approximately $0.71 million, with the final payment of all remaining outstanding principle and interest due in October 2017. The Company was required to pay commitment fees of 1% per annum of the unused portion of the 2011 Revolving Credit Facility. The 2011 Credit Facility was terminated in June 2014.
Covenants
The Company is subject to certain customary affirmative and restrictive covenants arising under the 2014 Credit Facility. The following table reflects required and actual financial ratios as of December 31, 2015 included as part of the affirmative covenants in the 2014 Credit Facility:

Description of Required Covenant Ratio	Covenant Ratio Requirement	Actual Ratio
Fixed Charge Coverage Ratio	greater than or equal to 1.5:1.0	3.26:1.00
Total Debt to EBITDA Ratio	less than or equal to 3.5:1.0	1.80:1.00

A breach of any of these covenants will be an event of default under the 2014 Credit Facility. Upon the occurrence of an event of default under the 2014 Credit Facility, the 2014 Revolving Credit Facility may be terminated, the 2014 Term Loan Facility and all outstanding loans and other obligations under the 2014 Credit Facility may become immediately due and payable and any letters of credit then outstanding may be required to be cash collateralized, and the Agent and the Lenders may exercise any rights or remedies available to them under the 2014 Credit Facility. Any such event would materially impair the Company’s ability to conduct its business. As of December 31, 2015, the Company was in compliance with all covenants as defined in the 2014 Credit Agreement.
Letters of credit
The 2014 Credit Facility allows for letters of credit in an aggregate face amount of up to $100.0 million. Letters of credit outstanding at December 31, 2015 totaled $4.2 million and at December 31, 2014 totaled $4.5 million. Letter of credit fees recorded to interest expense was $0.1 million in each of the years ended December 31, 2015, 2014 and 2013.
Interest hedge
The Company has two swap contracts outstanding at December 31, 2015. One swap contract hedges $200 million of outstanding debt through 2016, while the second hedges $220 million of outstanding debt from April 2016 through June 2021. Refer to "Note K - Derivative Instruments and Hedging Activities" for further information on the interest rate derivatives entered into as part of the Term Loan Facility.
The following table provides the Company’s debt holdings at December 31, 2015 and December 31, 2014 (in thousands):

	December 31, 2015	December 31, 2014
Revolving Credit Facility	$—	$169,725
Term Loan Facility	320,125	323,375
Original issue discount (1)	(3,633)	(4,303)
Total debt	$316,492	$488,797
Less: Current portion, term loan facilities	(3,250)	(3,250)
Long term debt	$313,242	$485,547

(1)	The Company recorded $4.6 million in original issue discount upon issuance of the 2014 Term Loan Facility in June 2014. This discount is being amortized over the life of the 2014 Term Loan Facility.
Annual maturities of the 2014 Term Loan Facility and 2014 Revolving Credit Facility are as follows (in thousands):

2016	$3,250
2017	3,250
2018	3,250
2019	3,250
2020	3,250
Thereafter	303,875
$320,125

The following details the components of interest expense in each of the years ended December 31, 2015, 2014 and 2013 (in thousands):

	Year ended December 31,
	2015	2014	2013
Interest on credit facilities	$17,590	$16,392	$15,625
Unused fee on Revolving Credit Facility	1,612	1,914	2,349
Amortization of original issue discount	671	882	1,243
Unrealized losses on interest rate derivatives	5,662	7,709	130
Letter of credit fees	121	62	53
Other	286	138	15
Interest expense	$25,942	$27,097	$19,415
Average daily balance of debt outstanding	$443,348	$379,034	$294,056
Effective interest rate	5.9%	7.2%	6.6%